                                                                    EXHIBIT 4.19

--------------------------------------------------------------------------------


                           TRANS WORLD AIRLINES, INC.

                                      AND

           [a trustee selected by the Company reasonably satisfactory to Lazard Freres & Co. LLC and PaineWebber Incorporated]

                                       as
                                    Trustee

                            _______________________

                                   Indenture

                    Dated as of [effective date of exchange]

                            _______________________

                                  $__________

              9 1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2007


--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE

  TIA                                     Indenture
Section                                    Section
-------                                   ----------
310(a)(1).................................. 7.10
  (a)(2)................................... 7.10
  (a)(3)................................... N.A.
  (a)(4)................................... N.A.
  (b)...................................... 7.08; 7.10; 7.12; 12.02
  (c)...................................... N.A.
311(a)..................................... 7.11
  (b)...................................... 7.11
  (c)...................................... N.A.
312(a)..................................... 2.05
  (b)...................................... 12.03
  (c)...................................... 12.03
313(a)..................................... 7.06
  (b)(1)................................... N.A.
  (b)(2)................................... N.A.
  (c)...................................... 7.06; 12.02
  (d)...................................... 7.06
314(a)..................................... 4.03; 12.02
  (b)...................................... N.A.
  (c)(1)................................... 12.04
  (c)(2)................................... 12.04
  (c)(3)................................... N.A.
  (d)...................................... N.A.
  (e)...................................... 12.05
  (f)...................................... N.A.
315(a)..................................... 7.01(b)
  (b)...................................... 7.05; 12.02
  (c)...................................... 7.01(a)
  (d)...................................... 7.01(c)
  (e)...................................... 6.11
316(a)(last sentence)...................... 2.09
  (a)(l)(A)................................ 6.06
  (a)(l)(B)................................ 6.05
  (a)(2)................................... N.A.
  (b)...................................... 6.08
  (c)...................................... N.A.
317(a)(01)................................. 6.03
  (a)(2)................................... 6.09
  (b)...................................... 2.04
318(a)..................................... 12.01

---------------
N.A. means Not Applicable.
This cross-reference table does not constitute a part of the Indenture.

                               TABLE OF CONTENTS
                               -----------------

Section                                                                 Page
-------                                                                 ----

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

 SECTION 1.01.  Definitions..........................................     1
 SECTION 1.02.  Other Definitions....................................     4
 SECTION 1.03.  Incorporation by Reference of Trust Indenture Act....     5
 SECTION 1.04.  Rules of Construction................................     5

                                   ARTICLE 2

                                 THE SECURITIES
 SECTION 2.01.  Form and Dating......................................      6
 SECTION 2.02.  Execution and Authentication.........................      6
 SECTION 2.03.  Registrar, Paying Agent and Conversion Agent.........      7
 SECTION 2.04.  Paying Agent to Hold Money in Trust..................      7
 SECTION 2.05.  Securityholder Lists.................................      8
 SECTION 2.06.  Transfer and Exchange................................      8
 SECTION 2.07.  Replacement Securities...............................      9
 SECTION 2.08.  Outstanding Securities...............................      9
 SECTION 2.09.  Securities Held by the Company or an Affiliate.......     10
 SECTION 2.10.  Temporary Securities.................................     10
 SECTION 2.11.  Cancellation.........................................     10
 SECTION 2.12.  Defaulted Interest...................................     10

                                   ARTICLE 3

                                   REDEMPTION
 SECTION 3.01.  Redemption; Notices to Trustee and DTC...............     11
 SECTION 3.02.  Selection of Securities to Be Redeemed...............     11
 SECTION 3.03.  Notice of Redemption.................................     11
 SECTION 3.04.  Effect of Notice of Redemption.......................     12
 SECTION 3.05.  Deposit of Redemption Price..........................     12
 SECTION 3.06.  Securities Redeemed in Part..........................     13

                                   ARTICLE 4

                                   COVENANTS
 SECTION 4.01.  Payment of Securities................................     13
 SECTION 4.02.  Maintenance of Office or Agency......................     13
 SECTION 4.03.  SEC Reports..........................................     14
 SECTION 4.04.  Compliance Certificate...............................     14
 SECTION 4.05.  Stay, Extension and Usury Laws.......................     14
 SECTION 4.06.  Corporate Existence..................................     14
 SECTION 4.07.  Notice of Default....................................     15
 SECTION 4.08.  Change in Control....................................     15

 SECTION 4.09.  Maintenance of Properties............................     18
 SECTION 4.10.  Payment of Taxes and Other Claims....................     18
 SECTION 4.11.  Restrictions on Becoming an Investment Company.......     19
 SECTION 4.12.  Limitation on Dividends and Acquisition
                of Common Stock......................................     19

                                   ARTICLE 5

                                   SUCCESSORS
 SECTION 5.01.  When Company May Merge, etc..........................     19
 SECTION 5.02.  Successor Substituted................................     20

                                   ARTICLE 6

                             DEFAULTS AND REMEDIES
 SECTION 6.01.  Events of Default....................................     20
 SECTION 6.02.  Acceleration.........................................     22
 SECTION 6.03.  Collection of Indebtedness and Suits for
                Enforcement by Trustee...............................     22
 SECTION 6.04.  Other Remedies.......................................     23
 SECTION 6.05.  Waiver of Past Defaults..............................     23
 SECTION 6.06.  Control by Majority..................................     23
 SECTION 6.07.  Limitation on Suits..................................     23
 SECTION 6.08.  Rights of Holders to Receive Payment.................     24
 SECTION 6.09.  Trustee May File Proofs of Claim.....................     24
 SECTION 6.10.  Priorities...........................................     24
 SECTION 6.11.  Undertaking for Costs................................     25

                                   ARTICLE 7

                                    TRUSTEE
 SECTION 7.01.  Duties of Trustee....................................     25
 SECTION 7.02.  Rights of Trustee....................................     26
 SECTION 7.03.  Individual Rights of Trustee.........................     26
 SECTION 7.04.  Trustee's Disclaimer.................................     27
 SECTION 7.05.  Notice of Defaults...................................     27
 SECTION 7.06.  Reports by Trustee to Holders........................     27
 SECTION 7.07.  Compensations and Indemnity..........................     27
 SECTION 7.08.  Replacement of Trustee...............................     28
 SECTION 7.09.  Successor Trustee by Merger, etc.....................     29
 SECTION 7.10.  Eligibility; Disqualification........................     29
 SECTION 7.11.  Preferential Collection of Claims Against Company....     29
 SECTION 7.12.  Conflicting Interests................................     29

                                   ARTICLE 8

                             DISCHARGE OF INDENTURE
 SECTION 8.01.  Termination of Company's Obligations.................     29
 SECTION 8.02.  Application of Trust Money...........................     30



                                     (ii)

 SECTION 8.03.  Repayment to Company.................................     31
 SECTION 8.04.  Reinstatement........................................     31

                                   ARTICLE 9

                                   AMENDMENTS
 SECTION 9.01.  Without Consent of Holders...........................     31
 SECTION 9.02.  With Consent of Holders..............................     32
 SECTION 9.03.  Compliance with Trust Indenture Act..................     33
 SECTION 9.04.  Revocation and Effect of Consents....................     33
 SECTION 9.05.  Notation on or Exchange of Securities................     33
 SECTION 9.06.  Trustee Protected....................................     34

                                   ARTICLE 10

                                   CONVERSION
 SECTION 10.01. Conversion Privilege.................................     34
 SECTION 10.02. Conversion Procedure.................................     35
 SECTION 10.03. Fractional Shares....................................     36
 SECTION 10.04. Taxes on Conversion..................................     36
 SECTION 10.05. Company to Provide Stock.............................     36
 SECTION 10.06. Adjustment of Conversion Price.......................     37
 SECTION 10.07. No Adjustment........................................     39
 SECTION 10.08. Equivalent Adjustments...............................     40
 SECTION 10.09. Adjustment for Tax Purposes..........................     40
 SECTION 10.10. Notice of Adjustment.................................     40
 SECTION 10.11. Notice of Certain Transactions.......................     40
 SECTION 10.12. Effect of Reclassification, Consolidation, Merger or
                Sale on Conversion Privilege.........................     41
 SECTION 10.13. Trustee's Disclaimer.................................     42
 SECTION 10.14. Voluntary Reduction..................................     42

                                   ARTICLE 11

                                 SUBORDINATION
 SECTION 11.01. Agreement to Subordinate.............................     42
 SECTION 11.02. Certain Definitions..................................     43
 SECTION 11.03. Liquidation; Dissolution; Bankruptcy.................     43
 SECTION 11.04. Company Not to Make Payments with Respect to
                Securities in Certain Circumstances..................     44
 SECTION 11.05. Acceleration of Securities...........................     44
 SECTION 11.06. When Distribution Must be Paid Over..................     45
 SECTION 11.07. Notice by Company....................................     45
 SECTION 11.08. Subrogation..........................................     45
 SECTION 11.09. Subordination May Not be Impaired by Company.........     45
 SECTION 11.10. Distribution or Notice to Representative.............     46
 SECTION 11.11. Rights of Trustee and Paying Agent...................     46
 SECTION 11.12. Officers'Certificate.................................     46



                                     (iii)

 SECTION 11.13. Obligation of Company Unconditional..................     47

                                   ARTICLE 12

                                 MISCELLANEOUS
 SECTION 12.01. Trust Indenture Act Controls.........................     47
 SECTION 12.02. Notices..............................................     47
 SECTION 12.03. Communication by Holders with Other Holders..........     48
 SECTION 12.04. Certificate and Opinion as to Conditions Precedent...     48
 SECTION 12.05. Statements Required in Certificate or Opinion........     49
 SECTION 12.06. Rules by Trustee and Agents..........................     49
 SECTION 12.07. Legal Holidays.......................................     49
 SECTION 12.08. No Recourse Against Others...........................     50
 SECTION 12.09. Duplicate Originals..................................     50
 SECTION 12.10. Governing Law........................................     50
 SECTION 12.11. No Adverse Interpretation of Other Agreements........     50
 SECTION 12.12. Successors...........................................     50
 SECTION 12.13. Separability.........................................     50
 SECTION 12.14. Table of Contents, Headings, etc.....................     50

SIGNATURES

EXHIBIT A - FORM OF SECURITY


EXHIBIT B - FORM OF LEGEND FOR GLOBAL SECURITIES


                                     (iv)

          INDENTURE dated as of [effective date of exchange], between TRANS WORLD AIRLINES, INC., a Delaware corporation (the "Company"), and [a trustee selected by the Company reasonably satisfactory to Lazard Freres & Co. LLC and PaineWebber Incorporated] a national banking association, as trustee (the "Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Company's 9 1/4% Convertible Subordinated Debentures due 2007 (the "Securities").


                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions.
               -----------

          "Affiliate" means any person directly or indirectly controlling or
           ---------
controlled by or under direct or indirect common control with the Company. For this purpose, "control" shall mean the power to direct the management and policies of a person through the ownership of securities, by contract or otherwise; provided, however, that beneficial ownership of 10% or more of the
           --------  -------
voting securities of a person shall constitute a rebuttable presumption of control.

          "Agent" means any Registrar, Paying Agent, Conversion Agent or co-
           -----
Registrar.

          "Board of Directors" means the Board of Directors of the Company or
           ------------------
any committee of the Board authorized to act for it hereunder.

          "Board Resolution" means a copy of a resolution certified by the
           ----------------
Corporate Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Closing Price" for each day shall be the last reported sales price,
           -------------
regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices, regular way, in either case on the American Stock Exchange or, if the Common Stock is not listed or admitted to trading on the American Stock Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sales price, regular way, of the Common Stock as quoted by National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, in case no reported sales takes place, the average of the closing bid and asked prices, regular way, as quoted by NASDAQ or any comparable system or, if the Common Stock is not quoted on NASDAQ or any comparable system, the closing sales price, regular way, or, in case no reported sale takes place, the average of the closing bid and asked prices, regular way, as furnished by any two members of the National

Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

          "Common Stock" includes any stock of any class of the Company which
           ------------
has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 10.12, shares issuable upon conversion of the Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more
                              --------
than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Company" means the party named as such above and any other obligor
           -------
until a successor replaces it pursuant to the applicable provision hereof and thereafter means such successor.

          "Company Request" or "Company Order" means a written request or order
           ---------------      -------------
signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Corporate Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Conversion Termination Date" means the second business day
           ---------------------------
immediately preceding the redemption date for a Security.

          "Corporate Trust Office of the Trustee" shall be at the address of the
           -------------------------------------
Trustee specified in Section 12.02 or such other address as the Trustee may give notice of to the Company.

          "Default" means any event which is, or after notice or passage of time
           -------
or both would be, an Event of Default.

          "Depositary" means, with respect to Securities issuable in whole or in
           ----------
part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

          "DTC" means The Depository Trust Company.
           ---

          "Eligible Institution" means a commercial banking institution that has
           --------------------
combined capital and surplus of not less than $500 million or its equivalent in foreign currency and whose debt is rated at the highest rating obtainable from Standard & Poor's Corporation ("S&P") or Moody's Investor Services, Inc. ("Moody's") at the time as of which any investment or rollover herein is made.

          "Employee Preferred Stock" means the ALPA Preferred Stock, par value
           ------------------------
$.01 per share, the IFFA Preferred Stock, par value $.01 per share and the IAM Preferred Stock, par value $.01 per share, of the Company.

          "GAAP" means generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are in effect on the date of the Indenture.

          "Global Security" means a Security that evidences all or part of the
           ---------------
Securities of any series and bears the legend set forth in Exhibit B.

          "Governmental Securities" means direct obligations of, or obligations
           -----------------------
guaranteed by, the United States of America, for the payment of which the full faith and credit of the United States is pledged.

          "Holder" or "Securityholders" means a person in whose name a Security
           ------      ---------------
is registered on the Registrar's books.

          "Indenture" means this Indenture as amended from time to time.
           ---------

          "Liquidated Damages" means the liquidated damages payable pursuant to
           ------------------
the Registration Rights Agreement.

          "Maturity," when used with respect to any Security, means the date on
           --------
which the principal of such Security or Liquidated Damages, if any, with respect thereto, or an installment of principal or Liquidated Damages, if any, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, occurrence of any Repurchase Date or otherwise.

          "Officers" means the Chief Executive Officer, the President, the Chief
           --------
Operating Officer, any Vice President, the Treasurer or the Corporate Secretary of the Company.

          "Officers' Certificate" means a certificate signed by two Officers or
           ---------------------
by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

          "Opinion of Counsel" means a written opinion from legal counsel who
           ------------------
may be an employee of or counsel for the Company or other counsel reasonably acceptable to the Trustee.

          "person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          "9 1/4% Preferred Stock" means the 9 1/4% Cumulative Convertible
           ----------------------
Exchangeable Preferred Stock of the Company.

          "principal" of a debt security (including, without limitation, any
           ---------
Security) means the principal of the security plus the premium, if any, on the security.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement dated December 2, 1997 among the Company, Lazard Freres & Co. LLC and PaineWebber Incorporated, as it may be amended from time to time.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities" means the Securities described above issued under this
           ----------
Indenture.

          "Stated Maturity," when used with respect to any Security or any
           ---------------
installment of principal thereof, interest thereon or Liquidated Damages, if any, with respect thereto, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal, interest or Liquidated Damages, if any, is due and payable.

          "subsidiary" means (i) a corporation a majority of whose capital stock
           ----------
with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by one or more subsidiaries of the Company or by the Company and one or more subsidiaries thereof or (ii) any other person (other than a corporation) in which the Company, one or more subsidiaries thereof or the Company and one or more subsidiaries thereof, directly or indirectly, at the date of determination thereof have at least majority ownership interest.

          "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S. Code
           ---
(S)(S) 77aaa-77bbbb) as in effect on the date of this Indenture, except as provided in Section 9.03.

          "Trading Day" means, with respect to any security, each Monday,
           -----------
Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not generally traded on the exchange or market in which such security is traded.

          "Trustee" means the party named as such in this Indenture until a
           -------
successor replaces it and thereafter means the successor.

          "Trust Officer" means any officer of the Trustee assigned by the
           -------------
Trustee to administer its corporate trust matters.

SECTION 1.02.  Other Definitions.
               -----------------

Term                                                         Defined in Section
------                                                       ------------------

"Average Current Market Price"..................................   10.06
"business day"..................................................   12.07
"Change in Control".............................................    4.08

"Conversion Agent"..............................................    2.03
"Conversion Date"...............................................   10.02
"Conversion Price"..............................................    4.08(i)
"Determination Date"............................................   10.06(d)
"Event of Default"..............................................    6.01
"Exchange Act"..................................................    4.03
"Legal Holiday".................................................   12.07
"Paying Agent"..................................................    2.03
"Registrar".....................................................    2.03
"Representative"................................................   11.02
"Repurchase Date"...............................................    4.08
"Repurchase Price"..............................................    4.08
"Repurchase Right"..............................................    4.08
"Repurchase Right Notice".......................................    4.08
"Senior Indebtedness"...........................................   11.02
"Series A Preferred Stock"......................................   10.06(c)
"Triggering Distribution".......................................   10.06(d)
"U.S. Government Obligations"...................................    8.01

SECTION 1.03.  Incorporation by Reference of Trust Indenture Act.
               -------------------------------------------------

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities.

          "indenture securityholder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "Indenture Trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04.  Rules of Construction.
               ---------------------

          Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP in effect on the date hereof;

          (3)  "or" is not exclusive;

          (4) words in the singular include the plural and in the plural include the singular;

          (5) provisions apply to successive events and transactions; and

          (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision.

                                   ARTICLE 2

                                 THE SECURITIES

SECTION 2.01.  Form and Dating.
               ---------------

          The Securities and the Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A (with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture), which Exhibit A is incorporated in and forms a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

SECTION 2.02.  Execution and Authentication.
               ----------------------------

          Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

          If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

          A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to [insert aggregate liquidation preference for outstanding shares of

9 1/4% Preferred Stock at date of exchange], upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company. Each order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed the amount of Securities issued pursuant to this paragraph except as provided in Section 2.07.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03.  Registrar, Paying Agent and Conversion Agent.
               ---------------------------------------------

          The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint or change one or more co-registrars, one or more additional paying agents and one or more additional conversion agents without notice and may act in any such capacity on its own behalf. The term "Paying Agent" includes any additional paying agent; the term "Conversion Agent" includes any additional conversion agent.

          The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such.

          The Company initially appoints the Trustee as Paying Agent, Registrar and Conversion Agent.

SECTION 2.04.  Paying Agent to Hold Money in Trust.
               -----------------------------------

          Each Paying Agent shall hold in trust for the benefit of the Securityholders or the Trustee all moneys held by such Paying Agent for the payment of principal of, interest on or Liquidated Damages, if any, with respect to, the Securities, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, such Paying Agent shall have no further liability for the money. If the

Company acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.

SECTION 2.05.  Securityholder Lists.
               --------------------

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders.

SECTION 2.06.  Transfer and Exchange.
               ---------------------

          Where Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange if the requirements of Section 8-401(1) of the New York Uniform Commercial Code are met. To permit registrations of transfer and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Company or the Trustee, as the case may be, shall not be required (a) to issue, authenticate, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 3.02 and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of Securities being redeemed in part. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require a Holder to, among other things, furnish appropriate endorsements and transfer documents and pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.10, 3.06, 9.05 or 10.02 not involving any transfer.

          The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

          (3) Subject to clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

          (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 2.07, 2.10, 3.06 or 9.05 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a person other than the Depositary for such Global Security or a nominee thereof.

SECTION 2.07.  Replacement Securities.
               -----------------------

          If the Holder of a Security claims that the Security has been mutilated, lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the New York Uniform Commercial Code are met and, in the case of a mutilated Security, such mutilated Security is surrendered to the Trustee. If required by the Trustee or the Company, an indemnity bond must be sufficient in the judgment of both to protect the Company, the Trustee, or any Agent from any loss which any of them may suffer if a Security is replaced. The Company or the Trustee may charge for its expenses in replacing a Security.

          In case any such mutilated, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security when due.

          Every replacement Security is an additional obligation of the Company.

SECTION 2.08.  Outstanding Securities.
               ----------------------

          Securities outstanding at any time are all the Securities authenticated by the Trustee except for those converted, those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or one of its subsidiaries or Affiliates holds the Security.

          If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it, or a court holds, that the replaced Security is held by a bona fide purchaser.
                                               ---- ----

          If the Paying Agent (other than the Company) holds on a redemption date, repurchase date or maturity date money sufficient to pay Securities payable on that date, then on and after that date, such Securities shall be deemed to be no longer outstanding and interest on them shall cease to accrue.

SECTION 2.09.  Securities Held by the Company or an Affiliate.
               ----------------------------------------------

          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or a subsidiary or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.10.  Temporary Securities.
               --------------------

          Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

SECTION 2.11.  Cancellation.
               ------------

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, conversion or cancellation and may destroy canceled Securities and deliver a certificate of any such destruction to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to Article 10.

SECTION 2.12.  Defaulted Interest.
               ------------------

          If and to the extent the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent not prohibited by applicable statute or case law, interest payable on the defaulted interest. It may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix such record date and payment date. At least 15 days before the record date, the Company shall mail to Securityholders a notice that states the record date, payment date and amount of interest to be paid.


                                   ARTICLE 3

                                   REDEMPTION

SECTION 3.01.  Redemption; Notices to Trustee and DTC.
               --------------------------------------

          If the Company wants to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee at least 15 days prior to the date on which the notice of redemption is mailed to each Holder (unless a shorter notice period shall be satisfactory to the Trustee) of the redemption date and the principal amount of Securities to be redeemed.

          If the Company wants to redeem Securities pursuant to paragraph 5 of the Securities and DTC is a Securityholder, the Company shall notify DTC at least 30 days prior to the redemption date if the operational arrangements of DTC in effect at the time of any such redemption require such notice period.

SECTION 3.02.  Selection of Securities to Be Redeemed.
               --------------------------------------

          If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed on either a pro rata basis or by lot or such other method as the Trustee shall deem fair and equitable, but in any event, in such manner as complies with applicable legal and stock exchange requirements. The Trustee shall make the selection from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03.  Notice of Redemption.
               ---------------------

          At least 30 days but not more than 60 days before a redemption date, the Company shall mail by first-class mail a notice of redemption to each Holder whose Securities are to be redeemed.

          The notice shall identify the Securities and the principal amount thereof to be redeemed and shall state:

          (1)  the redemption date;

          (2) the redemption price (including the amount of accrued and unpaid interest and Liquidated Damages, if any, to be paid on the Securities called for redemption);

          (3)  the then Conversion Price;

          (4) the name and address of the Paying Agent;

          (5) that the right to convert Securities called for redemption shall terminate at the close of business on the second business day before the redemption date;

          (6) that Holders who want to convert Securities must satisfy the requirements in paragraph 8 of the Securities;

          (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (8) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

          (9) the CUSIP number of the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

SECTION 3.04.  Effect of Notice of Redemption.
               -------------------------------

          Once a notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the redemption price and, on and after such date (unless the Company shall default in the payment of the redemption price), such Securities shall cease to bear interest. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price plus accrued interest and Liquidated Damages, if any, to the redemption date.

SECTION 3.05.  Deposit of Redemption Price.
               ---------------------------

          On or before 10:00 a.m., Eastern Time, on the redemption date, the Company shall deposit with the Paying Agent money in funds immediately available on the redemption date sufficient to pay the redemption price of and accrued interest on and Liquidated Damages, if any, with respect to, all Securities to be redeemed on that date. The Paying Agent shall return to the Company, as soon as practicable, any money not required for that purpose because of conversion of Securities.

SECTION 3.06.  Securities Redeemed in Part.
               ---------------------------

          Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

          If any Security selected for partial redemption is converted in part, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.

                                   ARTICLE 4

                                   COVENANTS

SECTION 4.01.  Payment of Securities.
               ---------------------

          The Company shall pay the principal of, interest on and Liquidated Damages, if any, with respect to, the Securities on the dates and in the manner provided in the Securities and Registration Rights Agreement. Principal, interest and Liquidated Damages, if any, shall be considered paid on the date due if the Paying Agent holds on that date money sufficient to pay all principal, interest and Liquidated Damages, if any, then due.

SECTION 4.02.  Maintenance of Office or Agency.
               -------------------------------

          The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby designates the Corporate Trust Office of the Trustee in the Borough of Manhattan, the City of New York, an agency of the Company in accordance with Section 2.03.

SECTION 4.03.  SEC Reports.
               -----------

          The Company shall file with the Trustee within 30 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act "). The Company also shall comply with the other provisions of TIA (S) 314(a).

          So long as the Securities remain outstanding, the Company shall cause its annual reports to shareholders and any other financial reports furnished by it to shareholders generally to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

SECTION 4.04.  Compliance Certificate.
               ----------------------

          The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signatories know of any Default by the Company in performing any of its obligations under this Indenture or the Securities. If they do know of any such Default, the certificate shall describe the Default and its status. One of the officers signing such certificate shall be the principal executive, principal financial or principal accounting officer of the Company.

SECTION 4.05.  Stay, Extension and Usury Laws.
               ------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.06.  Corporate Existence.
               -------------------

          Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each subsidiary in accordance with the respective organizational documents of each subsidiary and the rights (charter and statutory), licenses and franchises to the Company and its subsidiaries;

provided, however, that the Company shall not be required to preserve any such
--------  -------
right, license or franchise, or the corporate existence of any subsidiary, if in the judgment of the Board of Directors, (i) such preservation or existence is not material to the conduct of business of the Company and (ii) the loss of such right, license or franchise or the dissolution of such subsidiary does not have a material adverse impact on the Holders.

SECTION 4.07.  Notice of Default.
               -----------------

          In the event that any Default under Section 6.01 hereof shall occur, the Company will give prompt written notice of such Default to the Trustee.

SECTION 4.08.  Change in Control.
               -----------------

          (a) In the event that there shall occur a Change in Control (as defined below) each Holder shall have the right (the "Repurchase Right") upon receipt of a Repurchase Right Notice (as defined below), at such Holder's option, to require the Company to repurchase any Security of such Holder or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000, on the date (the "Repurchase Date") specified by the Company in its Repurchase Right Notice, which date shall not be later than 45 days after the date of the Repurchase Right Notice, or, if such 45th day is a Legal Holiday, the next subsequent day which is not a Legal Holiday, unless otherwise required by applicable law, at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to and including the Repurchase Date (the "Repurchase Price"). The right to require the repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article 8.

          (b) Within 30 days after the occurrence of a Change in Control, the Company, or, at the request of the Company and at the Company's expense, the Trustee, shall give notice of the occurrence of the Change in Control and of the Repurchase Right set forth herein (the

"Repurchase Right Notice") by first-class mail, postage prepaid, to each Holder at such Holder's address appearing in the registry books of the Company kept by the Registrar. The Company shall deliver a copy of the Repurchase Right Notice to the Trustee. The Company shall also place such notice in a financial newspaper of general circulation in New York City. No failure of the Company to give the foregoing notice shall limit any such Holder's right to exercise a Repurchase Right. Any such notice shall state that a Change in Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities and shall contain all instructions and materials necessary to enable such Holders to deliver Securities pursuant to the Repurchase Right including, without limitation, the following:

          (1)  the Repurchase Date;

          (2) the date by which the Repurchase Right must be exercised;

          (3)  the Repurchase Price;

          (4) that Securities are to be surrendered for payment of the Repurchase Price;

          (5) that the exercise of the Repurchase Right is irrevocable, unless the Company shall default in making the repurchase payment when due, in which case Holders who elect to exercise the Repurchase Right will retain the right to convert Securities submitted for repurchase until the close of business on the date such default is cured and such Security is repurchased; and

          (6) the then existing Conversion Price for conversion of Securities, the date on which the right to convert the principal of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion.

          (c) To exercise a Repurchase Right, a Holder shall deliver to the Company (if it is acting as its own Paying Agent) or to a Paying Agent designated by the Company for such purpose in the notice referred to above on or before the 30th day after the date of the Repurchase Right Notice, or, if such day is a Legal Holiday, the next subsequent day which is not a Legal Holiday,
(i) written notice (which notice shall be deemed to be delivered when received) of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of Securities (or portions thereof) to be repurchased, a statement that an election to exercise the Repurchase Right is being made thereby and (ii) the Securities with respect to which the Repurchase Right is being exercised, duly endorsed for transfer to the Company, and the Holder of such Securities shall be entitled to receive from the Company (if it is acting as its own Paying Agent) or such Paying Agent a nontransferable receipt of deposit evidencing such deposit. Such written notice shall be irrevocable, except as provided in Section 4.08(b) above. If the Repurchase Date is between a regular record date for the payment of interest and the next succeeding interest payment date, any Security to be repurchased must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount to be repurchased and Liquidated Damages, if any, and the interest on the principal amount of the Security being repurchased and Liquidated Damages, if any with respect thereto, will be paid on such next succeeding interest payment date to the registered holder of such Security on the immediately preceding record date. A Security repurchased on an interest payment date need not be accompanied by any such payment, and the interest on the principal amount of the Security being repurchased and Liquidated Damages, if any, with respect thereto, will be paid on such interest payment date to the registered holder of such Security on the immediately preceding record date.

          (d) In the event a Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the applicable Repurchase Price with respect to the Securities as to which the Repurchase Right shall have been exercised to the Holder on the Repurchase Date.

          (e) Prior to a Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section 2.04) an amount of money sufficient to pay the Repurchase Price payable in respect of all of the Securities which are to be repurchased on that date. If any Security submitted for repurchase is converted prior to the repurchase thereof, any money deposited with the Trustee or with the Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon its request, or, if then held by the Company, shall be discharged from such trust.

          (f) Both the notice of the Company and the notice of the Holder having been given as specified in this Section 4.08, the Securities so to be repurchased shall, on the Repurchase Date become due and payable at the Repurchase Price applicable thereto and from and after such date (unless the Company shall default in the payment of the Repurchase Price) such Securities shall cease to bear interest. Upon surrender of any such Security for repurchase in accordance with said notice, such Security shall be paid by the Company at the Repurchase Price. If any Security shall not be paid upon surrender thereof for repurchase, the principal shall, until paid, bear interest from the Repurchase Date at the rate borne by such Security.

          (g) Any Security which is to be submitted for repurchase only in part shall be delivered pursuant to this Section 4.08 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without any service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to and in exchange for the portion of the principal of such Security not submitted for repurchase.

          (h) If any repurchase pursuant to the foregoing provisions constitutes an "issuer tender offer" as defined in Rule 13e-4 under the Exchange Act, the Company will comply with the requirements of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act which then may be applicable, including the filing of an Issuer Tender Offer Statement on Schedule 13E-4 with the SEC and the furnishing of certain information contained therein to the Holders.

          (i)  As used in this Section 4.08:

          A "Change in Control" means the occurrence of any of the following events: (i) any person (including any entity or group deemed to be a "person" under Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) is or becomes the direct or indirect beneficial owner (as determined in accordance with Rule 13d-3 under the Exchange Act) of shares of the Company's capital stock representing greater than 50% of the total voting power of all shares of capital stock of the Company entitled to vote in the election of directors of the Company under ordinary circumstances or to elect a majority of the Board of Directors, (ii) the Company sells, transfers or otherwise disposes of all or substantially all of the assets of the Company, (iii) when, during any period of 12 consecutive months after the date of original issuance of the 9 1/4% Preferred Stock, individuals who at the beginning of any such 12-month period constituted the Board of Directors (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors then in office, or
(iv) the date of the consummation of the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where members of the Board of Directors, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation.

          "Conversion Price" shall be deemed to equal the conversion price of
           ----------------
the 9 1/4% Preferred Stock per share of Common Stock immediately prior to the issuance of the Securities specified in the form of Security attached hereto, as such Conversion Price may be adjusted from time to time pursuant to Section
10.06 hereof.

SECTION 4.09.  Maintenance of Properties.
               -------------------------

          The Company will cause all properties used or useful in the conduct of its business or the business of any subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 4.10.  Payment of Taxes and Other Claims.
               ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any subsidiary or upon the income, profits or property of the Company or any subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any subsidiary; provided,
                                                                      --------
however, that the Company shall not be required to pay or discharge or cause to
-------
be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 4.11.  Restrictions on Becoming an Investment Company.
               ----------------------------------------------

          The Company shall not become an investment company within the meaning of the Investment Company Act of 1940 as such statute and the regulations thereunder and any successor statute or regulations thereto may from time to time be in effect.

SECTION 4.12.  Limitation on Dividends and Acquisition of Common Stock.
               -------------------------------------------------------

          The Company will not declare or pay any dividend or make any distribution on its Common Stock, Employee Preferred Stock or other capital stock of the Company (other than dividends or distributions payable in the Company's Common Stock or Employee Preferred Stock or options, warrants or other rights to acquire, subscribe for or purchase the Company's Common Stock or Employee Preferred Stock) or purchase, redeem or otherwise acquire for value any shares of its Common Stock, Employee Preferred Stock or other capital stock of the Company, whether in cash or property or in obligations of the Company, if, at the time of such declaration, payment, distribution, purchase, redemption or other acquisition or, after giving effect thereto, an Event of Default shall have occurred and be continuing or a Default that with notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing.

                                   ARTICLE 5

                                   SUCCESSORS

SECTION 5.01.  When Company May Merge, etc.
               ----------------------------

          The Company shall not consolidate with or merge into, or directly or indirectly transfer or lease all or substantially all of its assets to, any person and the Company shall not permit any person to consolidate with or merge into the Company or transfer all or substantially all of its properties and assets to the Company unless:

          (1) the person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale or conveyance shall have been made, is a person organized and existing under the laws of the United States, any State thereof or the District of Columbia;

          (2) the person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale or conveyance shall have been made, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture, including, without limitation, the provision of conversion rights in accordance with Section 10.12;

          (3) immediately before and immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

SECTION 5.02.  Successor Substituted.
               ---------------------

          Upon any consolidation or merger or transfer or lease of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor person formed by such consolidation or into which the Company is merged or to which such transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, and shall assume every duty and obligation of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. When the successor corporation assumes all obligations of the Company hereunder, all obligations of the predecessor corporation shall terminate.


                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

SECTION 6.01.  Events of Default.
               -----------------

          An "Event of Default" occurs if:

          (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of Article 11 hereof;

          (2) the Company defaults in the payment of the principal of or Liquidated Damages, if any, with respect to, any Security when the same becomes due and payable at Maturity, whether or not such payment shall be prohibited by the provisions of Article 11 hereof:

          (3) the Company fails to comply with any of its other agreements in the Securities or this Indenture and the default continues for the period and after the notice specified below;

          (4) an event of default shall have occurred and be continuing under any mortgage, indenture, instrument or other evidence of indebtedness under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any subsidiary, whether such indebtedness now exists or is created hereafter, which event of default results in the acceleration of such indebtedness prior to its express maturity and such acceleration is not rescinded or indebtedness is not paid or discharged for the period and after the notice specified below and the principal amount of such indebtedness, together with the principal amount of any other such indebtedness the maturity of which has been accelerated, aggregates $15 million or more;

          (5) a final judgment or judgments for the payment of money in excess of $15 million in the aggregate are rendered against the Company or a subsidiary and such judgment or judgments remain unstayed, unsatisfied or undischarged for the period and after the notice specified below;

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

          A default under clause (3), (4) or (5) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the Securities notify the Company of the default and the Company does not cure the default within 60 days with respect to clauses (3) or (5), and within 30 days with respect to clause (4), after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default". If the Holders of 25% in principal amount of the outstanding Securities request the Trustee to give such notice on their behalf, the Trustee shall do so.

          The Trustee shall not be deemed to have notice of any Default hereunder unless it shall have actual knowledge of such Default or it shall have received written notice thereof making specific reference to such Default as a Default.

SECTION 6.02.  Acceleration.
               ------------

          If an Event of Default (other than an Event of Default specified in
Section 6.01(6) or (7)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Securities by notice to the Company and the Trustee, may declare the principal of and accrued interest on and Liquidated Damages, if any, with respect to all the Securities to be immediately due and payable. Upon such declaration such principal, interest and Liquidated Damages, if any, shall be due and payable immediately. If an Event of Default specified in Section 6.01(6) or (7) occurs, all unpaid principal and accrued interest on and Liquidated Damages, if any, with respect to the Securities then outstanding shall ipso facto become and be immediately
                                         ---- -----
due and payable without any declaration or other act on the part of the Trustee or any Securityholder. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal, interest or Liquidated Damages, if any, that has become due solely because of the acceleration.

SECTION 6.03.  Collection of Indebtedness and Suits for Enforcement by
               -------------------------------------------------------
               Trustee.
               -------

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of or Liquidated Damages, if any, with respect to, any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, any

Liquidated Damages and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and Liquidated Damages and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 6.04.  Other Remedies.
               --------------

          Notwithstanding any other provision of this Indenture, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, interest on and Liquidated Damages, if any, with respect to, the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative.

SECTION 6.05.  Waiver of Past Defaults.
               -----------------------

          Subject to Sections 6.08 and 9.02, the Holders of a majority in principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences. When a Default is waived, it is cured and ceases.

SECTION 6.06.  Control by Majority.
               -------------------

          The Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability and the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.07.  Limitation on Suits.
               -------------------

          Except as provided in Section 6.08, a Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (2) the Holders of at least 25% in principal amount of the Securities make a written request to the Trustee to institute proceedings in respect of such Event of Default;

          (3) such Holder or Holders offer to the Trustee reasonable indemnity against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

SECTION 6.08.  Rights of Holders to Receive Payment.
               ------------------------------------

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, interest on or Liquidated Damages, if any, with respect to, such Security, on or after the respective due dates expressed in such Security or Registration Rights Agreement, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.09.  Trustee May File Proofs of Claim.
               --------------------------------

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, any predecessor Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of the Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of the Securities in any such proceeding.

SECTION 6.10.  Priorities.
               ----------

          If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

          First: to the Trustee for amounts due under Section 7.07;
          -----

          Second: to holders of Senior Indebtedness to the extent required by
          ------
     Article 11;

          Third: to Securityholders for amounts due and unpaid on the Securities
          -----
     for principal, interest and Liquidated Damages, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on or with respect to, the Securities for principal, interest and Liquidated Damages, if any, respectively; and

          Fourth: to the Company or as otherwise required by applicable law or a
          ------
     court of competent jurisdiction.

          The Trustee may fix a record date and payment date for any payment by it to Securityholders pursuant to this Section.

SECTION 6.11.  Undertaking for Costs.
               ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.08 or a suit by Holders of more than 10% in principal amount of the Securities.


                                   ARTICLE 7

                                    TRUSTEE

SECTION 7.01.  Duties of Trustee.
               -----------------

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default:

          (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) This paragraph does not limit the effect of paragraph (b) of this
     Section 7.01.

          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.06.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

          (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02.  Rights of Trustee.
               -----------------

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

SECTION 7.03.  Individual Rights of Trustee.
               ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate thereof with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

SECTION 7.04.  Trustee's Disclaimer'.
               --------------------

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

SECTION 7.05.  Notice of Defaults.
               ------------------

          If a Default occurs and is continuing and if it is actually known to the Trustee or the Trustee has received written notice thereof, the Trustee shall mail to each Securityholder a notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on or Liquidated Damages, if any, with respect to, any Security, the Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Securityholders.

SECTION 7.06.  Reports by Trustee to Holders.
               -----------------------------

          If required by TIA (S) 313(a), within 60 days after each May 1 beginning with May 1, 1998, the Trustee shall mail to each Securityholder as required by TIA (S) 313(c) a brief report dated as of such date that complies with TIA (S) 313(a). The Trustee also shall comply with TIA (S) 313(b).

          A copy of each report at the time of its mailing to Securityholders shall be filed by the Trustee with the SEC and each stock exchange, if any, on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on or delisted from any stock exchange.

SECTION 7.07.  Compensations and Indemnity.
               ---------------------------

          The Company shall pay to the Trustee from time to time such compensation for its services as shall be agreed upon in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

          The Company shall indemnify the Trustee against any loss or liability (including the fees and expenses of counsel) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Company need not pay for any settlement made without its consent. The Trustee shall notify the Company promptly of any claim for which it may seek indemnification. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

          To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on or Liquidated Damages, if any, with respect to, particular Securities.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

SECTION 7.08.  Replacement of Trustee.
               ----------------------

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and the Company and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged a bankrupt or an insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4) the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

SECTION 7.09.  Successor Trustee by Merger, etc.
               ---------------------------------

          If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.  Eligibility; Disqualification.
               -----------------------------

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA (S) 310(b).

SECTION 7.11.  Preferential Collection of Claims Against Company.
               -------------------------------------------------

          The Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

SECTION 7.12.  Conflicting Interests.
               ---------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                                   ARTICLE 8

                             DISCHARGE OF INDENTURE

SECTION 8.01.  Termination of Company's Obligations'.
               ------------------------------------

          The Company may terminate all of its obligations under this Indenture if all sums required to be paid hereunder have been paid and all Securities previously authenticated and delivered (other than mutilated, destroyed, lost or stolen Securities which have been replaced or paid) have been delivered to the Trustee for cancellation or if:

          (1) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption;

          (2) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay principal of, interest on and Liquidated Damages, if any, with respect to, the Securities to maturity or redemption, as the case may be. Immediately after making the deposit, the Company shall give notice of such event to the Securityholders;

          (3) the Company has paid or caused to be paid all sums then payable by the Company to the Trustee hereunder as of the date of such deposit; and

          (4) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with. The Company may make the deposit only during the one-year period and only if
     Article 11 permits it.

However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.10, 2.11, 4.01, 4.02, 7.07, 7.08, 8.02, 8.03 and 8.04, and in Article 10 shall survive until the Securities are no longer outstanding. Thereafter the Company's obligations in Sections 7.07 and 8.03 shall survive.

          After a deposit pursuant to this Section 8.01, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for those surviving obligations specified above.

          In order to have money available on a payment date to pay principal, interest on or Liquidated Damages, if any, with respect to, the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money.

          "U.S. Government Obligations" means direct non-callable obligations
           ---------------------------
of, or non-callable obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

SECTION 8.02.  Application of Trust Money.
               --------------------------

          The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, interest on and Liquidated Damages, if any, with respect to, the Securities. Money and securities so held in trust are not subject to the subordination provisions of
Article 11.

SECTION 8.03.  Repayment to Company.
               --------------------

          The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal, interest or Liquidated Damages, if any, that remains unclaimed for three years; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, cause to be published once in a newspaper of general circulation in the City of New York or cause to be mailed to each Holder notice stating that such money remains and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

SECTION 8.04.  Reinstatement.
               -------------

          If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01; provided, however,
                                                             --------  -------
that if the Company has made any payment of principal of, or interest on, or Liquidated Damages, if any, with respect to, any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE 9

                                   AMENDMENTS

SECTION 9.01.  Without Consent of Holders.
               --------------------------

          The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to or the consent of any
Securityholder:

          (1) to cure any ambiguity, omission, defect or inconsistency;

          (2) to comply with Sections 5.01 and 10.12;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

          (4) to make any change that does not materially adversely affect the rights of any Securityholder.

SECTION 9.02.  With Consent of Holders.
               -----------------------

          The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding. Subject to Section 6.08, the Holders of a majority in principal amount of the Securities then outstanding may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.05, may not:

          (1) reduce the percentage of Securities whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the rate of or extend the time for payment of interest on or Liquidated Damages, if any, with respect to, any Security;

          (3) reduce the principal amount of, or Liquidated Damages, if any, with respect to, or extend the Stated Maturity of any Security (including, without limitation, the optional redemption provisions);

          (4) change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable;

          (5) waive a default in the payment of principal of, interest on or Liquidated Damages, if any, with respect to, any Security;

          (6) reduce any amount payable on redemption at the option of the Company or upon exercise of the Repurchase Right thereof or otherwise change the redemption or Repurchase Right provisions or adversely affect any repurchase rights, or impair the right of a Holder to institute suit for the enforcement of any such payment on any Security when due;

          (7) make any change in Section 6.05, Section 6.08 or Section 9.02; or

          (8) impair the right to convert any Security into stock, securities or other property or assets (including cash), subject to the terms set forth in this Indenture, or except as permitted under this Indenture, increase the Conversion Price or otherwise modify or affect in any manner adverse to the Holders the conversion provisions hereof.

          Promptly after an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment. However, the failure to give such notice to all Holders, or any defect therein, will not impair or affect the validity of the amendment.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

          The Indenture may not be amended to alter the subordination of any outstanding Securities without consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

SECTION 9.03.  Compliance with Trust Indenture Act.
               -----------------------------------

          Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04.  Revocation and Effect of Consents.
               ---------------------------------

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by such Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

          After an amendment, supplement or waiver becomes effective with respect to the Securities, it shall bind every Securityholder unless it makes a change described in any of clauses (1) through (8) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder who has consented to it and, provided that notice of such amendment, supplement or waiver is reflected on a Security that evidences the same debt as the consenting Holder's Security, every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 9.05.  Notation on or Exchange of Securities.
               -------------------------------------

          If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 9.06.  Trustee Protected.
               -----------------

          The Trustee need not sign any amendment, supplement or waiver authorized pursuant to this Article that adversely affects the Trustee's rights. The Trustee shall be entitled to receive and rely upon an Opinion of Counsel and an Officers' Certificate that any supplemental indenture complies with the Indenture.

                                   ARTICLE 10

                                   CONVERSION

SECTION 10.01.  Conversion Privilege.
                --------------------

          A Holder of a Security may convert such Security into Common Stock at any time prior to maturity, at the Conversion Price then in effect; provided,
                                                                    --------
however, that, if such Security is called for redemption pursuant to Article 3,
-------
such conversion right shall terminate at the close of business on the Conversion Termination Date (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed); provided, further, that, if the Holder of a Security presents such
           --------  -------
Security for redemption prior to the close of business on the Conversion Termination Date, the right of conversion shall terminate upon presentation of the Security to the Trustee (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed). The number of shares of Common Stock issuable upon conversion of a Security shall be determined by dividing the principal amount of the Security or portion thereof surrendered for conversion by the Conversion Price in effect on the Conversion Date. The initial Conversion Price is set forth in paragraph 8 of the Securities and is subject to adjustment as provided in this Article 10.

          A Holder may convert a portion of a Security equal to $1,000 or any integral multiple thereof. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

          In the case of redemption at the option of the Holder as a result of a Change in Control, such conversion right will terminate upon receipt by the Company of a written notice of the exercise of such option (unless the Company shall default in making the repurchase payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is repurchased).

          A Holder of Securities is not entitled to any rights of a holder of Common Stock until such Holder has converted his or her Securities to Common Stock, and only to the extent such Securities are deemed to have been converted into Common Stock pursuant to this Article 10.

SECTION 10.02.  Conversion Procedure.
                --------------------

          To convert a Security, a Holder must (a) complete and manually sign the conversion notice on the back of the Security and deliver such notice to the Conversion Agent, (b) surrender the Security to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent, and (d) pay any transfer or similar tax, if required. The date on which the Holder satisfies all of the above requirements is the "Conversion Date." As soon as practicable after the Conversion Date, the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion and cash in lieu of any fractional shares pursuant to Section 10.03.

          The person in whose name the certificate is registered shall be deemed to be a shareholder of record on the Conversion Date; provided, however, that no
                                                      --------  -------
surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Conversion
          --------  -------
Price in effect on the Conversion Date as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security. No payment or adjustment will be made for dividends or distributions on shares of Common Stock issued upon conversion of a Security.

          No payment or adjustment will be made for accrued interest on or Liquidated Damages, if any, with respect to, a converted Security. If any Holder surrenders a Security for conversion after the close of business on the record date for the payment of an installment of interest and before the close of business on the related interest payment date, then, notwithstanding such conversion, the interest and Liquidated Damages, if any, payable on or with respect to, such interest payment date shall be paid to the Holder of such Security on such record date. In such event, such Security (except Securities called for redemption on a redemption date or with a Conversion Termination Date during such period), when surrendered for conversion, must be accompanied by delivery of a check or draft payable to the Conversion Agent in an amount equal to the interest and Liquidated Damages, if any, payable on such interest payment date on the portion so converted. If such payment does not accompany such Security, the Security shall not be converted. If the Company defaults in the payment of interest and Liquidated Damages, if any, payable on the interest payment date, the Conversion Agent shall repay such funds to the Holder.

          If a Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Securities converted.

          Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security equal in principal amount to the unconverted portion of the Security surrendered.

SECTION 10.03.  Fractional Shares.
                -----------------

          The Company will not issue fractional shares of Common Stock upon conversion of Securities. In lieu thereof, the Company will pay an amount in cash based upon the Closing Price of the Common Stock on the Trading Day immediately prior to the date of conversion.

SECTION 10.04.  Taxes on Conversion.
                -------------------

          If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificate representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

SECTION 10.05.  Company to Provide Stock.
                ------------------------

          The Company shall, prior to issuance of any Securities hereunder, and from time to time as it may be necessary, reserve, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Securities into shares of Common Stock.

          All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

          The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

SECTION 10.06.  Adjustment of Conversion Price.
                ------------------------------

          The Conversion Price as stated in paragraph 8 of the Securities shall be adjusted from time to time by the Company as follows:

          (a) In case the Company shall (i) pay a dividend in shares of Common Stock to all holders of Common Stock, (ii) make a distribution in shares of Common Stock to all holders of Common Stock, (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall receive that number of shares of Common Stock which would have been received upon consummation of such event by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such event. An adjustment made pursuant to this subsection
(a) shall become effective immediately after the record date in the case of a dividend in shares or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

          (b) In case the Company shall issue warrants, options or other rights to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share less than the Average Current Market Price per share (as defined in subsection (e) of this Section 10.06) of Common Stock at the record date for the determination of stockholders entitled to receive such warrants, options or other rights, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate Conversion Price of the convertible or exchangeable securities so offered) would purchase at such Average Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible or exchangeable securities so offered are convertible or exchangeable for). Such adjustment shall be made successively whenever any such warrants, options or other rights are issued, and shall become effective immediately after such record date. If at the end of the period during which such warrants, options or other rights are exercisable, not all warrants, options or other rights shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities or exchange of exchangeable securities actually issued). The Company shall not issue any warrants, options or other rights in respect of shares of Common Stock held in the treasury of the Company.

          (c) In case the Company shall distribute to all or substantially all holders of its Common Stock (i) any shares of capital stock of the Company (other than shares of the Company's Series A Participating Cumulative Preferred Stock ("Series A Preferred Stock") upon exercise of the rights of holders of Common Stock and Employee Preferred Stock to purchase one one-hundredth of a share of Series A Preferred Stock), (ii) evidences of indebtedness, (iii) other non-cash assets (including securities of any company other than the Company), or
(iv) warrants, options or other rights to subscribe for or purchase any of its securities (excluding those referred to in subsection (b) of this Section 10.06), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion

Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Average Current Market Price per share of Common Stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such warrants, options or other rights applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date), and of which the denominator shall be the Average Current Market Price per share of the Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

          (d) In case the Company shall, by dividend or otherwise, at any time distribute (a "Triggering Distribution") to all or substantially all holders of its Common Stock cash in an aggregate amount that, together with the aggregate amount of any other cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 10.06 has been made, exceeds 20% of the Average Current Market Price per share of Common Stock on the Trading Day (the "Determination Date") immediately preceding the day on which such Triggering Distribution is declared by the Company multiplied by the number of shares of Common Stock outstanding on such date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the Determination Date by a fraction of which the numerator shall be the Average Current Market Price per share of the Common Stock on the Determination Date less the amount of cash so distributed within such 12 months (including, without limitation, the Triggering Distribution) applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Determination Date) and the denominator shall be such Average Current Market Price per share of the Common Stock on the Determination Date, such reduction to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid.

          (e) For the purpose of any computation under subsections (b), (c) and
(d) of this Section 10.06, the "Average Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices for the 30 consecutive Trading Days commencing 45 Trading Days before (i) the Determination Date with respect to distributions under subsection (d) of this Section 10.06 or (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (b) or (c) of this Section 10.06. The Average Current Market Price of Common Stock will be appropriately and equitably adjusted to reflect the effects of any stock dividend, stock split, reclassification, recapitalization, combination or distribution of assets, securities or other property (other than ordinary course cash dividends) to holders of Common Stock by the Company affecting the Common Stock, the record date, ex-dividend date or similar date of which occurs during the period in which the Average Current Market Price is to be determined. Issuances of options and securities convertible into Common Stock are deemed to be issuances of the underlying Common Stock for purposes of adjustments to the Conversion Price.

          (f) In any case in which this Section 10.06 shall require that an adjustment be made following a record date or a Determination Date, as the case may be, established for purposes of this Section 10.06, the Company may elect to defer (but only until five Trading Days following the filing by the Company with the Trustee of the certificate described in Section 10.10) issuing to the Holder of any Security converted after such record date or Determination Date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by the Company of the right to receive such shares.

SECTION 10.07.  No Adjustment.
                -------------

          No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price as last adjusted; provided, however, that any adjustments which
                                   --------  -------
by reason of this Section 10.07 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 10 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          No adjustment need be made for a transaction referred to in Section
10.06 if all Securityholders are entitled to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. The Company shall give notice to the Trustee of any such determination.

          No adjustment need be made for a change in the par value or a change to no par value of the Common Stock.

          To the extent that the Securities become convertible into the right to receive cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

SECTION 10.08.  Equivalent Adjustments.
                ----------------------

          In the event that, as a result of an adjustment made pursuant to this
Section 10.08, the holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this
Article 10.

SECTION 10.09.  Adjustment for Tax Purposes.
                ---------------------------

          The Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by Section 10.06, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distributions of rights to purchase stock or securities or distributions of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

SECTION 10.10.  Notice of Adjustment.
                --------------------

          Whenever the Conversion Price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment.

SECTION 10.11.  Notice of Certain Transactions.
                ------------------------------

          In the event that:

          (1) the Company takes any action which would require an adjustment in the Conversion Price;

          (2) the Company consolidates or merges with, or transfers all or substantially all of its assets to, another corporation and stockholders of the Company must approve the transaction; or

          (3) there is a dissolution or liquidation of the Company, the Company shall mail to Securityholders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least ten days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 10.11.

SECTION 10.12.  Effect of Reclassification, Consolidation, Merger or Sale on
                ------------------------------------------------------------
                Conversion Privilege.
                --------------------

          If any of the following shall occur, namely: (a) any reclassification, reorganization or other change of shares of Common Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); (b) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; (c) any sale or transfer or other conveyance of all or substantially all of the assets of the Company; or
(d) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into or exchanged for other securities or property (including cash), then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, reorganization, change, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock deliverable upon conversion of such Security immediately prior to the effective date of such reclassification, reorganization, change, consolidation, merger, sale, transfer or share exchange. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article 10. If, in the case of any such reclassification, reorganization, change, consolidation, merger, sale, transfer or share exchange, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock include shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, reorganization, change, consolidation, merger, sale, transfer or share exchange, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing. If in connection with any such reclassification, reorganization, change, consolidation, merger, sale, transfer, or share exchange each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company will provide or cause to be provided to each Holder the right to elect to receive the securities, cash or other assets into which the Securities held by such Holder will be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election will be made and the effect of failing to exercise the election). The provisions of this Section
10.12 shall similarly apply to successive reclassifications, reorganizations, changes, consolidations, mergers, sales, transfers or share exchanges.

          In the event the Company shall execute a supplemental indenture pursuant to this Section 10.12, the Company shall promptly file with the Trustee
(x) an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Securities after any such reclassification, reorganization, change, consolidation, merger, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with and (y) an Opinion of Counsel that all conditions precedent have been complied with.

SECTION 10.13.  Trustee's Disclaimer.
                --------------------

          The Trustee has no duty to determine when an adjustment under this
Article 10 should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 10.10. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article 10.

          The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 10.12, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 10.12.

SECTION 10.14.  Voluntary Reduction.
                -------------------

          The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days or such longer period as may be required by law and if the reduction is irrevocable during the period; provided, however, that in no event may the Conversion Price be less
        --------  -------
than the par value of a share of Common Stock.


                                   ARTICLE 11

                                 SUBORDINATION

SECTION 11.01.  Agreement to Subordinate.
                ------------------------

          The Company agrees, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities and the payment of principal thereof and interest thereon and Liquidated Damages, if any, are subordinated in right of payment, to the extent and in the manner provided in this Article 11, to the prior payment in full of all Senior Indebtedness and that the subordination is for the benefit of the holders of Senior Indebtedness.

          Money and securities held in trust pursuant to Article 8 are not subject to the subordination provisions of this Article 11.

SECTION 11.02.  Certain Definitions.
                -------------------

          "Representative" means the indenture trustee or other trustee, agent
           --------------
or representative for an issue of Senior Indebtedness.

          "Senior Indebtedness" means the principal of, premium, if any, and
           -------------------
interest on (a) any and all other indebtedness and obligations of the Company (including indebtedness of others guaranteed by the Company) other than the Securities, whether or not contingent and whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which (i) is for money borrowed; (ii) is evidenced by any bond, note, debenture or similar instrument; (iii) represents the unpaid balance on the purchase price of any property, business or asset of any kind; (iv) is an obligation of the Company as lessee under any and all leases of property, equipment or other assets required to be capitalized on the balance sheet of the lessee under GAAP; (v) is a reimbursement obligation of the Company with respect to letters of credit; (vi) is an obligation of the Company with respect to interest swap obligations and foreign exchange agreements; or (vii) is an obligation of others secured by a lien to which any of the properties or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of the Company are subject, whether or not the obligations secured thereby shall have been assumed by the Company or shall otherwise be the Company's legal liability and (b) any deferrals, amendments, renewals, extensions, modifications and refundings of any indebtedness or obligations of the types referred to above; provided that Senior Indebtedness shall not include
                             --------
(i) the Securities; (ii) any indebtedness or obligation of the Company which, by its terms or the terms of the instrument creating or evidencing it, is both subordinated to any other indebtedness or obligations of the Company and is not superior in right of payment to the Securities (including the debentures issued in exchange for the 8% Cumulative Convertible Exchangeable Preferred Stock in accordance with its terms); (iii) any indebtedness or obligation of the Company to any of its subsidiaries and (iv) any indebtedness or obligation which both is incurred by the Company in connection with the purchase of assets, materials or services in the ordinary course of business and constitutes an unsecured trade payable.

SECTION 11.03.  Liquidation; Dissolution; Bankruptcy.
                --------------------------------------

          Upon any distribution to creditors of the Company in a liquidation, dissolution or winding up of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, whether voluntary or involuntary:

          (1) holders of Senior Indebtedness shall be entitled to receive payment in full of the principal of and interest to the date of payment on the Senior Indebtedness before Securityholders shall be entitled to receive any payment of principal of or interest on or Liquidated Damages, if any with respect to, the Securities; and

          (2) until the Senior Indebtedness is paid in full, any distribution to which Securityholders would be entitled but for this Article 11 shall be made to holders of Senior Indebtedness as their interests may appear, except the Securityholders may receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

SECTION 11.04.  Company Not to Make Payments with Respect to Securities in
                ----------------------------------------------------------
                Certain Circumstances.
                ---------------------

          Except for payment in or distribution of securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities, the Company shall not make any payment with respect to the principal of or interest on or Liquidated Damages, if any, with respect to, any of the Securities or make any other payment with respect to the purchase or other acquisition of any of the Securities:

          (a) if there shall have occurred a default in the payment of the principal of or interest on any Senior Indebtedness; or

          (b) if there shall exist at the time of such payment, or such payment would create, an event of default (or an event which, with the giving of notice or the passage of time or both, would become an event of default) with respect to any Senior Indebtedness which would permit the holders (or any specified proportion of such holders) of such Senior Indebtedness to accelerate the maturity thereof, and if notification of such default or event of default has been given to the Company by a holder of such Senior Indebtedness or by a trustee, agent or Representative for an issue of Senior Indebtedness; provided, however, that this clause (b) shall not prevent the making of any such
--------  -------
payment (which is not otherwise prohibited by clause (a) of this Section 11.04) for more than 89 days after a written notice of default shall have been given unless the Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made;

unless and until, in each case, whether described in clause (a) or clause (b), such default or event of default shall have been cured or waived in the manner required by the instrument relating to such Senior Indebtedness or shall otherwise have ceased to exist.

          Regardless of anything to the contrary herein, nothing shall prevent
(a) any payment by the Trustee to the Securityholders of amounts deposited with it pursuant to Article 8 or (b) any payment by the Trustee or the Paying Agent as permitted by Section 11.11.

SECTION 11.05.  Acceleration of Securities.
                --------------------------

          If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

SECTION 11.06.  When Distribution Must be Paid Over.
                -----------------------------------

          In the event that the Company shall make any payment to the Trustee of the principal of, interest on or Liquidated Damages, if any, with respect to, the Securities at a time when such payment is prohibited by Section 11.03 or 11.04, such payment shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their Representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          If a distribution is made to Securityholders that because of this
Article 11 should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

SECTION 11.07.  Notice by Company.
                -------------------

          The Company shall promptly notify the Trustee and the Paying Agent in writing of any facts known to the Company that would cause a payment of principal of, interest on or Liquidated Damages, if any, with respect to, Securities to violate this Article 11.

SECTION 11.08.  Subrogation.
                -------------

          After all Senior Indebtedness is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article 11 to holders of Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on Senior Indebtedness.


SECTION 11.09.  Subordination May Not be Impaired by Company.
                --------------------------------------------

          No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

SECTION 11.10.  Distribution or Notice to Representative.
                ----------------------------------------

          Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

SECTION 11.11.  Rights of Trustee and Paying Agent.
                ----------------------------------

          The Trustee or Paying Agent may continue to make payments on the Securities until it receives written notice of facts that would cause a payment of principal of, interest on or Liquidated Damages, if any, with respect to, the Securities to violate this Article 11. Only the Company, a Representative or a holder of an issue of Senior Indebtedness that has no Representative may give the notice.

          The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a Representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a Representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person who is a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 11, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article 11, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment or until such time as the Trustee shall be otherwise satisfied as to the right of such person to receive such payment.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Securityholders or the Company or any other person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 11 or otherwise.

SECTION 11.12.  Officers' Certificate.
                ---------------------

          If there occurs an event referred to in Section 11.03 or 11.04, the Company shall promptly give to the Trustee an Officers' Certificate (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness or their Representatives and the principal amount of Senior Indebtedness then outstanding held by each such holder and stating the reasons why such Officers' Certificate is being delivered to the Trustee.

SECTION 11.13.  Obligation of Company Unconditional.
                -----------------------------------

          Nothing contained in this Article 11 or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, interest on and Liquidated Damages, if any, with respect to, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 11 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article 11, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the Holders of the Securities shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11. Nothing contained in this Article 11 or elsewhere in this Indenture or in any Security is intended to or shall affect the obligation of the Company to make, or prevent the Company from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and except during the continuance of any default specified in Section 11.04 (not cured or waived), payments at any time of the principal of, interest on or Liquidated Damages, if any, with respect to, the Securities.

                                  ARTICLE 12


                                 MISCELLANEOUS

SECTION 12.01.  Trust Indenture Act Controls.
                ----------------------------

          If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.


SECTION 12.02.  Notices.
                -------

          Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person, mailed by first-class mail or by express delivery to the other's address stated in this Section 12.02. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

          All notices or communications shall be in writing.

          The Company's address is:

               Trans World Airlines, Inc.
               One City Centre
               515 N. 6th Street
               St. Louis, Missouri  63101
               Attention: Corporate Secretary

          The Trustee's address is:

               ____________________________
               ____________________________
               ____________________________
               Attention: ___________________

SECTION 12.03.  Communication by Holders with Other Holders.
                -------------------------------------------

          Securityholders may communicate pursuant to TIA (S) 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

SECTION 12.04.  Certificate and Opinion as to Conditions Precedent.
                --------------------------------------------------

          Upon any request or application by the Company to the Trustee to take any action under this Indenture the Company shall furnish to the Trustee:

          (1) an Officer's Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          Each signer of an Officers' Certificate or an Opinion of Counsel may (if so stated) rely, effectively, upon an Opinion of Counsel as to legal matters and an Officers' Certificate as to factual matters if such signer reasonably and in good faith believes in the accuracy of the document relied upon.

SECTION 12.05.  Statements Required in Certificate or Opinion.
                ---------------------------------------------

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 12.06.  Rules by Trustee and Agents.
                ---------------------------

          The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for their respective functions.

SECTION 12.07.  Legal Holidays.
                --------------

          A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the City of New York, in the State of New York or in the city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on that payment for the intervening period.

          A "business day" is a day other than a Legal Holiday.

SECTION 12.08.  No Recourse Against Others.
                --------------------------

          No past, present or future director, officer, employee, agent, manager, stockholder, or Affiliate, as such, of the Company shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

SECTION 12.09.  Duplicate Originals.
                -------------------

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 12.10.  Governing Law.
                -------------

          The laws of the State of New York, without regard to principles or conflicts of law, shall govern this Indenture and the Securities.

SECTION 12.11.  No Adverse Interpretation of Other Agreements.
                ---------------------------------------------

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture

SECTION 12.12.  Successors.
                ----------

          All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.13.  Separability.
                ------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

SECTION 12.14.  Table of Contents, Headings, etc.
                ---------------------------------

          The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                   SIGNATURES

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              TRANS WORLD AIRLINES, INC.

                              By:
                                 -----------------------------------
                              Title:

                              __________________, as Trustee

                              By:
                                 -----------------------------------
                              Title:

                                                                       EXHIBIT A

REGISTERED                  [Face of Security]                        REGISTERED
NUMBER                                                                   DOLLARS

                           TRANS WORLD AIRLINES, INC.

 . . . . . . . .                                            . . . . . . . . . .

               9 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2007

          TRANS WORLD AIRLINES, INC., a Delaware corporation (herein called the "Company," which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of _____________ Dollars on December 15, 2007, and to pay interest thereon as provided on the reverse hereof, until the principal hereof is paid or duly provided for.

          Interest Payment Dates:  June 15 and December 15

          Record Dates:  June  1 and December 1

          The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

          IN WITNESS WHEREOF, TRANS WORLD AIRLINES, INC. has caused this instrument to be duly signed under its corporate seal.

[SEAL]                        TRANS WORLD AIRLINES, INC.

                              By:
                                  -------------------------------------
                                                  [Title]

                              By:
                                  -------------------------------------
                                                  [Title]

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.


______________________, as Trustee

By:
    -------------------------------------
        Authorized Signatory

Dated:
      ---------------

                             [REVERSE OF SECURITY]

                           TRANS WORLD AIRLINES, INC.

               9 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2007

          This Security is one of a duly authorized issue of Securities of the Company designated as its 9 1/4% Convertible Subordinated Debentures due 2007 (hereinafter called the "Securities"), limited in aggregate principal amount to $[Insert an amount equal to the aggregate liquidation preference on the 9 1/4% Preferred Stock outstanding immediately prior to Exchange Date] issued pursuant to the Indenture, dated as of [insert Exchange Date] (hereinafter called the "Indenture"), between the Company and ___________________________________________, as Trustee (herein called the
"Trustee," which term includes any successor trustee under the Indenture).

          1.  Interest; Liquidated Damages.  The Company promises to pay
              ----------------------------
interest on the principal amount of this Security at the rate per annum shown
                                                              --- -----
above. The Company will pay interest and Liquidated Damages, if any, semiannually in arrears on June 15 and December 15 of each year, commencing [insert first of such dates to occur after date of Indenture], to the person in whose name this Security is registered at the close of business on the preceding June 1 and December 1, as the case may be. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of the Securities set forth on the face of this Security. Interest and Liquidated Damages, if any, will be payable to the holders of record as they appear on the register of the Company kept by the Registrar on such record dates, provided that holders of Securities called for redemption on a redemption date falling between an interest payment record date and the interest payment date shall, in lieu of receiving such interest and Liquidated Damages, if any, on the interest payment date fixed therefor, receive such interest payment together with all other accrued and unpaid interest and Liquidated Damages, if any, on the date fixed for redemption (unless such holders convert such Securities in accordance with the Indenture, in which case such holders will receive such payment on the corresponding interest payment date). Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          2.  Method of Payment.  The Company will pay interest on and
              -----------------
Liquidated Damages, if any, with respect to, the Securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date set forth on the face of this Security next preceding the applicable interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, interest and Liquidated Damages, if any, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York and at any other office or agency maintained by the Company for such purpose in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest on and Liquidated Damages, if any, with respect to, the Securities may be by check payable in such money and mailed to a Holder's registered address.

          3. Paying Agent, Registrar, Conversion Agent. Initially, the Trustee
             -----------------------------------------
will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without notice. The Company may act in any such capacity.

          4. Indenture. The terms of this Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code (S)(S) 77aaa-77bbbb) (the "Act"), as in effect on the date of the Indenture. This Security is subject to all such terms, and the holder hereof is referred to the Indenture and the Act for a statement of such terms. Terms used herein which are defined in the Indenture have the meanings assigned to them in the Indenture.

          5.  Optional Redemption.  This Security may be redeemed on at least 30
              -------------------
and not more than 60 days' prior notice at the option of the Company on or after December 15, 2000, in whole at any time or in part from time to time (in any integral multiple of $1,000), at the redemption prices (expressed as a percentage of principal amount) set forth below during the 12-month periods beginning on December 15 of the years shown below, plus in each case an amount equal to accrued and unpaid interest and Liquidated Damages, if any, to (and including) the redemption date:

                   Year                      Redemption Price
                   ----                      ----------------

                   2000.................          106.48
                   2001.................          105.55
                   2002.................          104.63
                   2003.................          103.70
                   2004.................          102.78
                   2005.................          101.85
                   2006.................          100.93


          6.  Notice of Redemption.  Notice of redemption will be mailed at
              --------------------
least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. On and after the redemption date, interest will cease to accrue on Securities called for redemption.

          7. Change in Control. In the event of a Change in Control (as
             -----------------
hereinafter defined), then each Holder shall have the right, at the Holder's option, to require the Company to repurchase such Holder's Securities including any portion thereof which is $1,000 or any integral multiple thereof on the date (the "Repurchase Date") that is 45 days after the date of the Repurchase Right Notice at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any to and including the Repurchase Date (the "Repurchase Price").

          Within 30 days after the occurrence of a Change in Control, the Company is obligated to give notice of the occurrence of such Change in Control, and of the procedure which such Holder must follow to exercise such right. To exercise the redemption option, the Holder of a Security must deliver on or before the 30th day after the date of the Repurchase Right Notice, written notice to the Company of the Holder's exercise of such option together with the Security or Securities with respect to which the option is being exercised, duly endorsed for transfer. Exercise of the Repurchase Right by the Holder of a Security will be irrevocable, unless the Company shall default in making the repurchase payment when due, in which case a Holder who elects to exercise the Repurchase Right will retain the right to convert such Security into Common Stock until the close of business on the date such default is cured and such Security is repurchased. If the Repurchase Date falls between any interest payment record date and the next succeeding interest payment date, Securities must be accompanied by payment of an amount equal to the interest thereon and Liquidated Damages, if any, with respect thereto which the registered Holder is to receive on such interest payment date.

          If any repurchase pursuant to the foregoing provisions constitutes an "issuer tender offer" as defined in Rule 13e-4 under the Exchange Act, the Company will comply with the requirements of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act which then may be applicable, including the filing of an Issuer Tender Offer Statement on Schedule 13E-4 with the SEC and the furnishing of certain information contained therein to the Holders.

          A "Change in Control" means the occurrence of any of the following events: (i) any person (including any entity or group deemed to be a "person" under Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) is or becomes the direct or indirect beneficial owner (as determined in accordance with Rule 13d-3 under the Exchange Act) of shares of the Company's capital stock representing greater than 50% of the total voting power of all shares of capital stock of the Company entitled to vote in the election of directors of the Company under ordinary circumstances or to elect a majority of the Board of Directors, (ii) the Company sells, transfers or otherwise disposes of all or substantially all of the assets of the Company, (iii) when, during any period of 12 consecutive months after the date of original issuance of the 9 1/4% Preferred Stock, individuals who at the beginning of any such 12-month period constituted the Board of Directors (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors then in office, or
(iv) the date of the consummation of the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where members of the Board of Directors, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation.

     8.  Conversion.  A Holder of a Security may convert such Security into
         ----------
shares of Common Stock of the Company at any time prior to maturity; provided,
                                                                     --------
however, that if the
-------

Security is called for redemption, the conversion right will terminate at the close of business on the second business day immediately preceding the redemption date for such Security (the "Conversion Termination Date") (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed); provided, further, that if
                                                      --------  -------
the Holder of a Security presents such Security for redemption prior to the close of business on the Conversion Termination Date, the right of conversion shall terminate upon presentation of the Security to the Trustee (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate on the close of business on the date such default is cured and such Security is redeemed). The initial Conversion Price is [insert conversion price of 9 1/4% Preferred Stock on the date of exchange] per share, subject to adjustment under certain circumstances. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount converted by the Conversion Price in effect on the Conversion Date. No payment or adjustment will be made for accrued interest or Liquidated Damages, if any, on a converted Security or for dividends or distributions on shares of Common Stock issued upon conversion of Security. No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the Closing Price of the Common Stock on the Trading Day immediately prior to the Conversion Date.

          To convert a Security, a Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to the Conversion Agent, (b) surrender the Security to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent, and (d) pay a transfer or similar tax, if required. A holder of a Security at the close of business on an interest payment record date shall be entitled to receive the interest and Liquidated Damages, if any, payable on the corresponding interest payment date notwithstanding the conversion thereof following the close of business on such interest payment record date and prior to the close of business on such interest payment date. However, if a Holder surrenders a Security for conversion after the close of business on the record date for the payment of an installment of interest and before the close of business on the related interest payment date then, notwithstanding such conversion, the interest and Liquidated Damages, if any, payable on such interest payment date shall be paid to the Holder of such Security on such record date. In such event, the Security (except Securities called for redemption on a redemption date or with a Conversion Termination Date during such period) must be accompanied by payment of an amount equal to the interest and Liquidated Damages, if any, payable on such interest payment date on the principal amount of the Security or portion thereof then converted. A Holder may convert a portion of a Security equal to $1,000 or any integral multiple thereof.

          9.  Subordination.  The Securities are subordinated in right of
              -------------
payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness. Each Holder by accepting a Security agrees to such subordination and authorizes the Trustee to give it effect.

          10.  Denominations, Transfer, Exchange.  The Securities are in
               ---------------------------------
registered form without coupons in denominations of $1,000 and whole multiples of $1,000. The transfer of

Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration or transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar need not exchange or register the transfer of any Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

          11.  Persons Deemed Owners.  The registered Holder of a Security may
               ---------------------
be treated as its owner for all purposes.

          12.  Merger or Consolidation.  The Company may not consolidate with,
               -----------------------
or merge into, or directly or indirectly transfer or lease all or substantially all of its assets to, another person unless, among other things, the person is a corporation; such corporation assumes by supplemental indenture all the obligations of the Company under the Securities and the Indenture; and giving effect to the transaction, no Default or Event of Default (as defined in the Indenture) shall exist.

          13.  Amendments and Waivers.  Subject to certain exceptions, the
               ----------------------
Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the Securities outstanding; and any existing default may be waived with the consent of the Holders of a majority in principal amount of the Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, omission, defect or inconsistency or to provide for uncertificated Securities in addition to certificated Securities, to comply with Sections 5.01 and 10.12 of the Indenture or to make any change that does not materially adversely affect the rights of any Securityholder.

          14.  Defaults and Remedies.  An Event of Default is:  a continuing
               ---------------------
default for 30 days in payment of interest on the Securities; default in payment of principal of or Liquidated Damages, if any, with respect to, the Securities when due; failure by the Company for 60 days after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the outstanding Securities specifying such breach or default and requiring it to be remedied and stating that such notice is a notice of default hereunder; acceleration prior to maturity of other indebtedness in excess of an aggregate of $15 million which acceleration is not rescinded or indebtedness is not paid or discharged for 30 days after notice; the rendering of a final judgment or judgments against the Company in excess of $15 million, which is not discharged, satisfied or stayed within a period of 60 days after notice; and certain events of bankruptcy or insolvency. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. The Holders of a majority in principal amount of the Securities by notice to the Trustee may waive a Default and its consequences. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal, interest or Liquidated Damages) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

          15.  Trustee Dealings with Company.  The Trustee under the Indenture,
               -----------------------------
or any banking institution serving as successor Trustee thereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

          16.  No Recourse Against Others.  A director, officer, employee,
               --------------------------
agent, manager, stockholder or Affiliate, as such, of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and releases are part of the consideration for the issue of this Security.

          17.  Authentication.  This Security shall not be valid until
               --------------
authenticated by the manual signature of the Trustee or an authenticating agent.

          18.  Abbreviations.  Customary abbreviations may be used in the name
               -------------
of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenant by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO: Trans World Airlines, Inc., One City Centre, 515 N. 6th Street, St. Louis, Missouri 63101, Attention: Corporate Secretary.


                 ASSIGNMENT FORM                                                CONVERSION NOTICE

To assign this Security, fill in the form below:         To convert this Security into Common Stock of the Company, check the box:
                                                                  [  ]
I or we assign and transfer this Security to:

---------------------------------------
(Insert Assignee's Soc. Sec. or Tax I.D. No.)            To convert only part of this Security, state the amount to be converted
                                                         (must be in multiples of $1,000):

                                                         $
                                                          -------------------------------------------------------------
---------------------------------------                  If you want the stock certificate made out in another person's name,
---------------------------------------                  fill in the form below:
---------------------------------------
---------------------------------------

(Print or type assignee's name, address and zip code)    (Insert other person's Soc. Sec. or Tax I.D. no.)

and irrevocably appoint __________________ agent to      --------------------------------------------------------
transfer this Security on the books of the               --------------------------------------------------------
Company.  The agent may substitute another               --------------------------------------------------------
to act for him.                                          --------------------------------------------------------
                                                         (Print or type other person's name, address and zip code)


-----------------------------------------------------------------------------------------------------------------------
Date:                                                    Signature(s):
      -----------------------------------------                        ----------------------------------------------


                                                         -------------------------------------------------------------
                                                         (Sign exactly as your name(s) appear(s) on the other side of this
                                                         Security)
Signature(s) guaranteed by:
                                                         -------------------------------------------------------------
                                                         (All signatures must be guaranteed by a member of a national securities exchange or of the National Association of Securities Dealers, Inc. or
                                                         by a commercial bank or trust company located in the United States)

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security repurchased by the Company pursuant to Section 4.08 of the Indenture, check the box:

                     [ ]

          If you want to elect to have only part of this Security repurchased by the Company pursuant to Section 4.08 of the Indenture, state the amount to be repurchased:

$
 ---------------------------------
(in an integral multiple of $1,000)


Date:                            Signature(s):
     -------------------------                --------------------------------------------------

                                 ---------------------------------------------------------------
                                 (Sign exactly as your name(s) appear(s) on the other side of this
                                 Security)

Signature(s) guaranteed by:
                                 ---------------------------------------------------------------
                                 (All signatures must be guaranteed by a member of a national securities exchange or of the National Association of Securities Dealers, Inc. or
                                 by a commercial bank or trust company located in the United States)

                                                                       EXHIBIT B

                      Form of Legend for Global Securities

          Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.